UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number:       811-8255

Exact name of registrant
  as specified in charger:                The World Funds, Inc.

Address of principal
  executive offices:                      8730 Stony Point Parkway, Suite 205
                                          Richmond, VA 23235

Name and address
  of agent for service:                 Steven M. Felsenstein, Esq.
                                        Greenberg Traurig, LLP
                                        2700 Two Commerce Square
                                        2001 Market Street
                                        Philadelphia, PA  19103



Registrant's telephone number,
      including area code:                (800) 527-9525

Date of fiscal year end:                  December 31st

Date of reporting period:                 June 30th


Item #1.  Reports to Stockholders.

CONTENTS:

Eastern European Equity Fund; and
Epoch International Small Cap Fund

EASTERN EUROPEAN EQUITY FUND
SEMI-ANNUAL REPORT JUNE 30, 2005

Investment Commentary

During the second quarter of 2005, the Eastern European Equity Fund returned 0.87% versus the Nomura Eastern Europe Index of -1.04%. Over a period of three years the fund ranked number 2 in its Morningstar* European funds peer group, and was awarded a five-star rating. Due to its broad diversification and value investment style, the fund's risk profile is much lower than that of most other Eastern European funds.

The most important event for the fund was the rise of the U.S. Dollar ("USD") compared to most Eastern European currencies. After many months of USD weakness the Dollar strengthened sharply on the back of the Euro crisis and rising interest rates. The Euro went down after France and the Netherlands rejected the new European constitution and the negotiations about the European budget failed. Many Eastern European currencies are linked or highly correlated with the Euro, which led to a loss in value against the USD. Going forward, we believe that structural imbalances of the US economy, like the big twin deficit should again weaken the USD. The only country benefiting from the USD strength was Russia, as all our Russian stocks are denominated in USD. Therefore, the Russian overweight was positive for the funds performance.

While many Eastern European markets delivered positive performance in local currency terms, only Russia, Hungary and Austria managed to increase in USD terms. These countries are the only ones where we had overweight positions. Austrian banks increased sharply after the take over of HVB by Unicredito. This take over will lead to a minority buyout for Bank Austria shareholders. Moreover, due to this take over the Polish banks BPH and Pekao will be merged. The whole banking sector was pushed up by the HVB take over as some investors speculated about other possible M&A stories. We used the strength in the sector to sell most of our positions, particularly the Austrian banks which surpassed their fundamental fair value.

The Russian market profited from the strength of the oil price. As the Brent price surpassed USD 60 per barrel, Russian oil companies are delivering record profits. In addition, share prices of the Central European refining companies rose sharply, as they to benefited from record-high refining margins. We believe that most of the good news is priced into the raw materials sectors and therefore, have sold most of our positions. Due to our early selling we did lose some performance relative to the benchmark. In the medium to long term we believe that raw materials prices will decline to their mid cycle level, and therefore, we regard most oil and metals stocks as overvalued.


*For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund derived from a weighted average of the performance figures associated with its three-, five- and ten-year Morningstar Rating metrics. Ratings are as of July 30, 2005.

Eastern European Equity Fund

From a sector point of view we prefer defensive sectors with high dividend yields such as telecoms or electrical utilities. We also invest heavily in consumer staples. Most consumption statistics in Eastern Europe show extreme under-penetration when compared to western markets. Therefore, the growth rates for the coming years should be high in most consumer goods industries in Eastern Europe. Hungary is a good example for successful consumption stories. The banking sector is growing fast due to the strong growth in mortgage loans. The pharmaceuticals sector is showing strong growth rates as well, particularly due to rising exports within Eastern Europe, especially in Russia. As Hungarian companies are very successful and growing their business quickly, it is no surprise that the Hungarian market was also in positive territory in 2Q 2005. Our overweighting of Hungarian stocks contributed positively to the overall performance.

The Polish and Czech markets showed small declines in the second quarter, which was due to the weakness of the local currencies in addition to company specific factors. Both markets had strong developments in the beginning of 2005 resulting in several stocks becoming too expensive. After an earnings disappointment, the Polish IT company Prokom suffered a severe decline in share price. We did not own the stock. Also Polish banks were not able to beat optimistic consensus profit expectations and went rather sideways. In the Czech Republic we saw a sharp rise in Unipetrol, after it came out that minority investors will not be bought out after the privatization as well as dramatically improving fundamentals caused by the current high refining margins. Otherwise, most stocks in the Czech market showed little movement or slight declines in 2Q 2005.

The biggest declines have been noticed in Slovenia, Romania and the Baltic states. All these markets had great performances during the previous quarters and they were ripe for a consolidation. We did not own any positions there except for Krka, a Slovenia pharmaceuticals producer. Krka's share price suffered a decline of 3% during the quarter. Romania, Slovenia and the Baltic states still remain very attractive on a fundamental basis. Macro economic figures are also excellent with high growth rates, strong FDI and solid public finances. However, the major stocks in these countries are still somewhat pricey, and we believe there will be better entry points in the future.

Eastern European Equity Fund

Please refer to the table below summarizing the performances of the Eastern European markets compared to major global markets during the second quarter of 2005:

                             Perf. Index            Perf. Curr.  Perf. Index
   Index        Country    (loc. curr., %) Currency (vs. USD, %)  (USD, %)
   -----        ---------- --------------- -------- ------------ -----------
   S&P 500      USA              1.6         USD         0.0          1.6
   Dow Jones    USA             (1.2)        USD         0.0         (1.2)
   Nasdaq Comp. USA              3.5         USD         0.0          3.5
   Stoxx50      EU               4.1         EUR        (7.7)        (3.6)
   SMI          Schweiz          5.5         CHF        (7.9)        (2.4)
   ATX          Austria         15.8         EUR        (7.7)         8.1
   DAX          Germany          5.5         EUR        (7.7)        (2.3)
   Nikkei       Japan           (0.7)        JPY        (4.0)        (4.7)
   BUX          Hungary          9.5         HUF        (7.6)         2.0
   IRTS         Russia           5.6         USD         0.0          5.6
   WIG          Poland           3.9         PLN        (6.4)        (2.5)
   PX50         Czech Rep.       3.4         CZK        (7.8)        (4.4)
   XU100        Turkey           5.5         TRL        (7.4)        (2.0)
   TA25         Israel          (0.5)        ILS        (5.1)        (5.7)
   ATG          Greece           6.4         EUR        (7.7)        (1.4)
   SBI          Slovenia        (9.5)        SIT        (7.6)       (17.1)
   BET          Romania         (6.3)        ROL        (5.8)       (12.1)
   Tallin SE    Estonia         (1.0)        EEK        (7.7)        (8.7)

Source: Reuters

New or Increased Positions
Matav (Hungary/Telecom) Matav faced increasing competitive pressure in 2004 as Vodafone started a sharp price war in the Hungarian mobile phone market. In the meantime, Vodafone gained a significant share of the market and the situation has stabilised. Matav did its home work in terms of cost cutting and managed to keep profit margins at an attractive level. With a stable market environment and high profitability the company has started to pay high dividends. With a dividend yield of 8% the company is valued very attractively, especially taking into consideration the current global low interest rate environment.

Vimpelcom (Russia/Telecom) At the end of 2004 the Russian tax authorities charged Vimpelcom with tax fraud. After a sharp correction of the share price the stock rebounded on the news that Vimpelcom did not in fact break any tax rules. However, the market is still skeptical about the Russian authorities intentions which leaves Vimpelcom undervalued based on its excellent fundamentals. Telenor from Norway is a big strategic shareholder in the company which leaves us to believe that Vimpelcom is very unlikely to suffer from another attack. As the company is continues producing high growth rates and is valued at a P/E for 2005 of only 10 times, we believe it is still a good investment.

OTP (Hungary/Bank) After the market correction in March and April a number of fundamentally strong companies suffered a decline in their share price. We used the market weakness in April and May to acquire some of these stocks, among them OTP bank. OTP is expanding aggressively in the region and is

Eastern European Equity Fund
active in high growth markets like Bulgaria and Slovakia. The bank is highly profitable with an ROE above 30% and is valued cheaply with a P/E of only 10 times 2005 earnings.

Closed or Trimmed Positions
Rengaz, Novy Neft (Russia/Oil&Gas) We acquired positions in Rengaz and Novy Neft as entry vehicles to Gazprom local shares more than a year ago. Now the share price of Gazprom locals has gone up substantially. The Russian government announced that they would buy 10.7% of Gazprom treasury shares in order to obtain the majority in Gazprom. This was the pre-condition for the liberalization of trading in local shares for foreigners. At the same time the high oil price pushed up Gazproms export revenues and the local gas price continues to steadily increase. As the liberalization of the local share market seems quite likely now and the price has risen to our fundamental fair value, we therefore started selling our position in Gazprom local structures.

Bank Austria, Erste Bank, Raiffeisen International, BPH, Pekao (Austria, Poland/banks) Due to the take over of HVB by Unicredito a speculative buying wave rolled over the Austrian and Polish banking sectors where several banks are involved in this transaction. This led to an overshooting of some stocks and we realised our profits in the expectations that we can re-enter at more attractive levels in the future. Banks like Raiffeisen International or Erste Bank are growing rapidly in Eastern Europe and their management is solid. Therefore, we believe in the long term success these banks. However, we believe at the moment the market is too optimistic about the medium term results.

Portfolio Manager Reflections
The Eastern European Equity Fund returned 0.87% versus the Nomura Eastern Europe Index of -1.04% in 2Q 2005. We are value conscious investors, and it is our policy to avoid investments in illiquid and high-risk businesses. Vontobel ensures that the positions in different countries and sectors are well balanced and risk is broadly diversified. As a result, the fund has one of the lowest risk levels within its peer group.

In May of the second quarter 2005 the markets reached an attractive level following a two month decline. We used the opportunity to invest our cash position and benefited from the strong increase of the markets in June. At the end of June, however, a number of stocks had surpassed their fair value, and we sold again, resulting in a cash position of about 18% by month end. We believe that over the summer the markets will correct, which would give us new buying opportunities.

We remain skeptical about the Russian raw materials exporters. In addition to the still high political risks, there are several fundamental factors that could hurt the Russian raw materials exporting industries. For example; the further decline of the US dollar and the rise of the ruble in real terms results in increasing costs for companies. In addition, there is also a possibility oil prices with fall if Iraq is successful in delivering more oil to the world market or the global demand for oil slows down. However, we see a solid macro economic development in Russia in the medium to long term, as the demand for raw materials from China and India will support the Russian economy. In a scenario of a strengthening rouble and strong economic growth, we see the highest potential in consumer related sectors.

Most of our investments will continue to be in countries aligned to adopt the Euro around 2009. The Euro convergence process is a very powerful driver for these countries' economies and stock markets. In

Eastern European Equity Fund
line with declining interest rates, we see more and more money going into these stock markets. The low valuation of their stocks with an average P/E of 11.0x further justifies our belief in the continuing strong performance of the fund. We recommend investment in Eastern European equities, as integration into the European Union and adoption of the Euro is well under way in the region. Existing EU members such as Spain, Portugal and Greece have shown that until the adoption of the Euro (approx. 2009), equities should produce strong returns. The convergence rally of these countries lasted roughly four years before the Euro was introduced. For Eastern Europe, these years are just around the corner.

Gunter Faschang, Thomas Neuhold, Tatiana Halacova

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND

Fund Expenses Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on certain redemptions made within 360 days of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2005 and held for the six months ended June 30, 2005.

Actual Expenses Example
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses many not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges on certain redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           Expenses Paid During
                                         Beginning Account Ending Account         Period*
                                               Value           Value      January 1, 2005 through
                                          January 1, 2005  June 30, 2005       June 30, 2005
CLASS A                                  ----------------- -------------- -----------------------
Actual                                        $1,000         $1,045.85            $11.92
Hypothetical (5% return before expenses)      $1,000         $1,013.25            $11.73

Eastern European Equity Fund

                                                                           Expenses Paid During
                                         Beginning Account Ending Account         Period*
                                               Value           Value      January 1, 2005 through
                                          January 1, 2005  June 30, 2005       June 30, 2005
CLASS C                                  ----------------- -------------- -----------------------
Actual                                        $1,000         $1,295.81            $21.87
Hypothetical (5% return before expenses)      $1,000         $1,006.05            $19.11

Portfolio Holdings, by Sector, as Percentage of Net Assets (unaudited)

                                    [CHART]

                        Eastern European Equity Fund
           Portfolio Holdings, by Sector, as Percentage of Net Assets
                           As of June 30, 2005 (unaudited)


                              Percentage of
Industry Classification        Net Assets

Banking                          19.58%
Chemicals                         0.28%
Cosmetics                         2.25%
Oil & Gas                        18.15%
Telecommunications               27.72%
Medical Drugs                     3.07%
Electricity Distributor           1.45%
Investments                       1.04%
Metals                            1.11%
Mining                            1.03%
Medical Drugs                     6.77%
Other assets, net of liabilities  8.82%
Real Estate                       8.50%
Utilities -Electric               0.23%


*Expenses are equal to the Fund's annualized expense ratio of 2.35% for Class A and 3.10% for Class C, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
INDUSTRY PERCENTAGE BASED ON NET ASSETS
June 30, 2005 (unaudited)


                    Telecommunications                27.72%
                    Banking                           19.58%
                    Oil & Gas                         11.49%
                    Real Estate                        8.50%
                    Medical Drugs                      6.77%
                    Oil & Gas                          6.66%
                    Medical Drugs                      3.07%
                    Cosmetics                          2.25%
                    Electricity Distributor            1.45%
                    Metals                             1.11%
                    Investments                        1.04%
                    Mining                             1.03%
                    Chemicals                          0.28%
                    Utilities - Electric               0.23%
                                                     -------
                                                      91.18%
                    Other assets, net of liabilities   8.82%
                                                     -------
                    Net Assets                       100.00%
                                                     =======

See Notes to Financial Statements

Eastern European Equity Fund

                         EASTERN EUROPEAN EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           June 30, 2005 (Unaudited)

          Number
          of
          Shares  Security Description                   Market Value
          ------- --------------------                   ------------

                  Common Stocks:                  82.81%

                  Austria:                         3.36%
          230,000 Immoeast Immobilien*                   $ 1,974,213
                                                         -----------

                  Bulgaria:                        3.91%
          152,000 Equest Invest Bulgaria*                  2,300,242
                                                         -----------

                  Cayman Island:                   1.04%
           45,300 Rengaz Holdings Ltd.*                      612,909
                                                         -----------

                  Croatia:                         1.00%
           46,040 Pliva D D GDR                              589,772
                                                         -----------

                  Czech Republic:                 11.51%
          226,000 Cesky Telecom*                           4,238,666
           20,300 Komercni Banka AS Sponsored ADR          2,532,748
                                                         -----------
                                                           6,771,414
                                                         -----------

                  Estonia:                         0.23%
           10,000 AS Tallinna Vesi*                          137,167
                                                         -----------

                  France:                          1.85%
           20,000 Orco Property Group                      1,090,315
                                                         -----------

                  Great Britain:                   1.03%
           30,000 Celtic Resources Holdings*                 209,715
          136,000 Highland Gold Mining Ltd.                  394,910
                                                         -----------
                                                             604,625
                                                         -----------

                  Hungary:                        17.90%
           15,000 Borsodchem RT                              167,268
            9,464 Demasz RT                                  663,361
           13,400 Demaasz Rt. Grd                            187,849
           15,000 Egis RT                                  1,396,225
            1,340 Gedeon Richter Ltd GDR Reg S               199,325

                                                   Eastern European Equity Fund

         Number
         of
         Shares  Security Description                      Market Value
         ------- --------------------                      ------------

                 Hungary: (continued)
          11,500 Richter Gedeon Vegyeszeti                 $ 1,692,466
          12,050 Magyar Tavkozlesi RT - A                      257,870
         419,650 Magyar Tavkozlesi RT.                       1,793,671
           1,000 Mol Magyar OLAJ-ES                             81,450
          12,650 Mol Magyar OLAJ-ES Gazipari RT.             1,062,463
          60,000 OTP Bank RT.                                2,035,445
          15,000 OTP Bank GDR Reg S                            997,500
                                                           -----------
                                                            10,534,893
                                                           -----------

                 Israel:                             4.75%
         432,000 Bank Hapoalim Ltd.                          1,356,367
         559,000 Bank Leumi Le-Israel                        1,437,777
                                                           -----------
                                                             2,794,144
                                                           -----------

                 Poland:                            11.37%
         235,995 Bank Millennium                               233,826
           5,300 Bank Polska Kasa Opieki SA                    228,459
          16,030 Bank Polska Kasa Opieki                       690,969
          10,000 Bank Zachodni WBK SA                          317,299
          15,911 BRE Bank SA*                                  647,738
          12,011 Globe Trade Centre S.A.*                      406,275
         129,000 PKO Bank Poslki S.A.*                       1,046,457
          20,000 Polski Koncern Noftowy Orien S.A.*            301,733
         455,000 Telekomunikacja Polska SA                   2,819,319
                                                           -----------
                                                             6,692,075
                                                           -----------

                 Russia:                            22.43%
         212,100 AFK Sistema-Reg S Spons GDR*                3,478,440
          10,800 JSC Mining & Smelting SP ADR                  654,480
          65,900 Lukoil Oil Co Sponsored ADR                 2,423,802
          45,100 Mobile Telesystems                          1,517,615
          67,100 Novy Neft Limited*                          1,343,584
         180,000 OAO Open Investments*                       1,530,000
          64,800 Vimpel Communications Spon ADR              2,205,144
          21,000 Yukos Corp Sponsored ADR *                     47,880
                                                           -----------
                                                            13,200,945
                                                           -----------

                 Slovenia:                           0.18%
             270 KRKA                                          104,469
                                                           -----------

Eastern European Equity Fund

          Number
          of
          Shares Security Description                     Market Value
          ------ --------------------                     ------------

                 Sweden:                            2.25%
          58,000 OriFlame Cosmetics SA-SDR                $ 1,322,064
                                                          -----------

                 Total Investments
                 (Cost: $41,719,448)**             82.81% $48,729,247
                 Other assets, net of liabilities  17.19%  10,114,165
                                                  ------- -----------
                 Net Assets                       100.00% $58,843,412
                                                  ======= ===========

*  Non-income producing
** Cost for Federal income tax purposes is $41,719,448 and net unrealized appreciation consists of:

Gross unrealized appreciation $ 8,909,664
Gross unrealized depreciation  (1,899,865)
                              -----------
Net unrealized appreciation   $ 7,009,799
                              ===========

ADR - Security represented is held by the custodian bank in the form of American Depository Receipts.
GDR - Security represented is held by the custodian bank in the form of Global Depository Receipts.

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (Unaudited)

ASSETS
Investments at value (identified cost of $41,719,448) (Notes 1 & 3)                            $ 48,729,247
Cash                                                                                              3,406,372
Foreign Currency (cost of $6,888,638)                                                             6,838,756
  Receivables:
    Capital stock sold                                                                $ 20,831
    Dividends                                                                          262,452
    Tax reclaim                                                                         15,480
                                                                                      --------
                                                                                                    298,763
    Prepaid expenses                                                                                 43,373
                                                                                               ------------
       TOTAL ASSETS                                                                              59,316,511
                                                                                               ------------
LIABILITIES
Securities purchased                                                                                429,284
  Accrued expenses:
    Investment management fees                                                          13,219
    12b-1 fees                                                                          12,257
    Custody                                                                             10,044
    Accounting                                                                           6,200
    Administration                                                                       2,095
                                                                                      --------
                                                                                                     43,815
                                                                                               ------------
       TOTAL LIABILITIES                                                                            473,099
                                                                                               ------------
NET ASSETS                                                                                     $ 58,843,412
                                                                                               ============
Net Assets - Class A Shares                                                                    $ 58,523,373
                                                                                               ============
Net Asset Value and Redemption Price Per Class A Share (Note 2)
($58,523,373 / 2,926,658 shares outstanding)                                                   $      20.00
                                                                                               ============
Maximum Offering Price Per Share ($20.00 x 100/94.25)                                          $      21.22
                                                                                               ============
Net Assets - Class C Shares                                                                    $    320,039
                                                                                               ============
Net Asset Value, Redemption and Offer Price Per Share
($320,039 / 16,370 shares outstanding)                                                         $      19.55
                                                                                               ============
At June 30, 2005, there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:
Paid in capital                                                                                $ 76,985,107
Undistributed net investment income                                                                  12,025
Net unrealized appreciation of investments and foreign currency transactions                      6,959,918
Accumulated net realized loss on investments and foreign currency transactions                  (25,113,638)
                                                                                               ------------
Net Assets                                                                                     $ 58,843,412
                                                                                               ============

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME
 Dividend (Net of foreign tax withheld of $130,236 )                                 $   686,267
                                                                                     -----------
EXPENSES:
 Investment management fees (Note 2)                                         358,537
 12b-1 fees Class A (Note 2)                                                  71,360
 12b-1 fees Class C (Note 2)                                                   1,025
 Recordkeeping and administrative services (Note 2)                           57,061
 Custodian fees                                                               14,002
 Accounting fees                                                              25,689
 Transfer agent fees (Note 2)                                                 59,164
 Shareholder servicing and reports                                            14,389
 Professional fees                                                            34,753
 Filing and registration fees                                                  9,917
 Other                                                                        28,345
                                                                             -------
Total expenses                                                                           674,242
                                                                                     -----------
Net investment income                                                                     12,025
                                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES
 Net realized gain on investments                                                      9,205,315
 Net realized loss on foreign currency conversions                                       (63,708)
 Net change in unrealized appreciation of investments and foreign currencies          (6,746,556)
                                                                                     -----------
 Net gain on investments                                                               2,395,051
                                                                                     -----------
 Net increase in net assets resulting from operations                                $ 2,407,076
                                                                                     ===========

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                    Six months ended
                                                                     June 30, 2005      Year ended
                                                                      (Unaudited)    December 31, 2004
                                                                    ---------------- -----------------
Increase (decrease) in net assets from:
OPERATIONS
 Net investment income (loss)                                         $    12,025       $  (576,926)
 Net realized gain on investments and foreign currency
  transactions                                                          9,141,607        12,341,505
 Net change in unrealized gain on investments and foreign
  currencies                                                           (6,746,556)        4,299,686
                                                                      -----------       -----------
 Net increase in net assets resulting from operations                   2,407,076        16,064,265

CAPITAL SHARE TRANSACTIONS*
 Net increase (decrease) in net assets resulting from capital share
  transactions - Class A                                                2,797,374        (1,375,391)
 Net increase in net assets resulting from capital share
  transactions - Class C                                                  226,112            71,868
                                                                      -----------       -----------
 Net increase in net assets                                             5,430,562        14,760,742
 Net assets at beginning of period (including undistributed net
  investment income of $12,025)                                        53,412,850        38,652,108
                                                                      -----------       -----------
NET ASSETS at end of period                                           $58,843,412       $53,412,850
                                                                      ===========       ===========

*A summary of capital share transactions follows:

                              Six months ended
                                June 30, 2005             Year ended
                                 (unaudited)           December 31, 2004
                           ----------------------  ------------------------
                            Shares       Value       Shares        Value
   Class A shares          --------  ------------  ----------  ------------
   Shares sold              660,038  $ 13,073,689   1,335,180  $ 21,325,379
   Shares redeemed         (522,042)  (10,276,315) (1,556,055)  (22,700,770)
                           --------  ------------  ----------  ------------
   Net increase (decrease)  137,996  $  2,797,374    (220,875) $ (1,375,391)
                           ========  ============  ==========  ============

                              Six months ended
                                June 30, 2005             Year ended
                                 (unaudited)           December 31, 2004
                           ----------------------  ------------------------
                            Shares       Value       Shares        Value
   Class C shares          --------  ------------  ----------  ------------
   Shares sold               13,186  $    256,289       4,929  $     80,828
   Shares redeemed           (1,554)      (30,177)       (535)       (8,960)
                           --------  ------------  ----------  ------------
   Net increase              11,632  $    226,112       4,394  $     71,868
                           ========  ============  ==========  ============

See notes to financial statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 Class A shares                                       Class C Shares
                       ------------------------------------------------------------       -----------------------------------
                       Six months                                                         Six months
                          ended                                                              ended
                        June 30,                   Years ended December 31,                June 30,    Year ended  Period ended
                          2005        ---------------------------------------------          2005     December 31, December 31,
                       (unaudited)      2004     2003      2002     2001        2000      (unaudited)     2004        2003*
                       -----------    -------  --------  -------  -------  --------       ----------- ------------ ------------
Per Share Operating
 Performance
Net asset value,
 beginning of year       $ 19.12      $ 12.84  $   8.58  $  7.12  $  7.69  $   9.32         $ 18.74     $ 12.70      $   8.61
                         -------      -------  --------  -------  -------  --------         -------     -------      --------
Income from
 investment
 operations -
  Net investment
   gain (loss)              0.00/[2]/   (0.21)    (0.08)   (0.13)   (0.07)    (0.21)/(1)/     (0.12)      (0.24)        (0.27)
  Net realized and
   unrealized gain
   (loss) on
   investments              0.87         6.49      4.34     1.59    (0.50)    (1.42)           0.93        6.28          4.36
                         -------      -------  --------  -------  -------  --------         -------     -------      --------
Total from
 investment
 operations                 0.88         6.28      4.26     1.46    (0.57)    (1.63)           0.81        6.04          4.09
                         -------      -------  --------  -------  -------  --------         -------     -------      --------
Net asset value, end
 of year                 $ 20.00      $ 19.12  $  12.84  $  8.58  $  7.12  $   7.69         $ 19.55     $ 18.74      $  12.70
                         =======      =======  ========  =======  =======  ========         =======     =======      ========
Total Return               4.59%       48.91%    49.65%   20.51%   (7.41%)  (17.49%)          4.32%      47.56%        47.50%
Ratios/
 Supplemental
 Data
Net assets, end of
 year (000's)            $58,523      $53,324  $ 38,648  $18,902  $15,070  $ 19,232         $   320     $    89      $      4
Ratio to average net
 assets -
  Expenses/(A)/            2.35%**      3.04%     2.94%    3.23%    3.46%     2.81%           3.10%       3.79%         3.94%**
  Expenses - net/(B)/      2.35%**      3.04%     2.94%    3.23%    3.38%     2.59%           3.10%       3.79%         3.94%**
Net investment gain
 (loss)                    0.04%**     (1.55%)   (0.09%)  (1.62%)  (0.95%)   (1.76%)         (0.70%)     (2.30%)       (1.90%)**
Portfolio turnover
 rate                     79.98%       91.97%   117.27%   85.90%   71.18%    85.97%          79.98%      91.97%       117.27%

 * Commencement of operations for Class C shares was January 9, 2003. ** Annualized

/(A)/ Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

/(B)/ Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

/(1)/ Based on average shares outstanding

/[2] /Less than $0.01 per share.

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2005 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Eastern European Equity Fund (the "Fund"), previously the Vontobel Eastern European Equity Fund, is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. TWF has allocated to the Fund 50,000,000 of its 850,000,000 shares of $.01 par value common stock. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004, the Fund was reorganized as a series of TWF under the Agreement and Plan of Reorganization (the "Plan") approved at a special meeting of the shareholders held on September 24, 2004 (see Note 5 for further discussion). The Fund maintains its financial statements, information and performance history in accordance with the Plan.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation
Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Security Transactions and Dividends
Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date.

Eastern European Equity Fund

Currency Translation
The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Cash and Cash Equivalents
Cash and cash equivalents consist of overnight deposits with Custodian Bank which earn interest at the current market rate.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. As of December 31, 2004, the Fund had capital loss carryforwards of $34,255,245 available to offset future capital gains, of which $3,539,926 expires in 2006, $18,895,462 expires in 2007, $4,400,101 expires in 2008,
$3,798,604 expires in 2009 and $3,621,152 expires in 2010.

Accounting Estimates
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts
Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Class Net Asset Values and Expenses
All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund "supermarkets". The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

Eastern European Equity Fund

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC ("CCM") provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a sub-advisory agreement with Vontobel Asset Management, Inc. ("VAM"). Pursuant to the Sub-Advisory Agreement, VAM provides CCM with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.60% of the investment advisory fees received by CCM. VAM's fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund. For the six months ended June 30, 2005, CCM earned and received $358,537 in advisory fees.

Effective with the completion of the Fund's reorganization on November 8, 2004, (See Note 1 for further discussion of the Fund's reorganization) CCM has contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2007 so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 2.75% and that the ratio of total annual operating expenses for the Fund's Class C Shares is limited to 3.50%. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund's shares, FDCC receives a maximum contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the six months ended June 30, 2005, FDCC received $40,480 in underwriting fees and commissions and $57,470 in CDSC fees relating to the distribution and redemption of certain Fund shares.

The Fund has adopted a Distribution Plan (the "Plan") for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares. As of June 30, 2005, there were $71,360 in Class A 12b-1 expenses incurred.

The Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. As of June 30, 2005, there were $1,025 in Class C 12b-1 and distribution expenses incurred.

Eastern European Equity Fund

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. Of the $9,917 of filing and registration fees expense incurred and the $14,389 of shareholder servicing and reports expense incurred, CSS received $2,610 and $6,201, respectively, for these services. For other administrative services, CSS receives 0.20% of average daily net assets. CSS received $57,061 for its services for the six months ended June 30, 2005.

Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. Of the $59,164 of transfer agent fees incurred, FSI received $39,656 for its services for the six months ended June 30, 2005.

Certain officers and/or directors of the Fund are also officers and/or directors of VAM, FDCC, CSS, and FSI.

3. INVESTMENT

Purchases and sales of securities other than short-term notes aggregated $62,426,605 and $40,650,107, respectively, for the six months ended June 30, 2005.

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses. There were no distributions to shareholders for the six months ended June 30, 2005 or for the year ended December 31, 2004.

As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:

                                                 Six months ended
                                                  June 30, 2005
                                                   (unaudited)
                                                 ----------------
Capital loss carryforward                          $(25,113,638)
Unrealized appreciation of investments & foreign
  currency transactions                               6,959,918
                                                   ------------
Total                                              $(18,153,720)
                                                   ============

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-527-9525 or on the

Eastern European Equity Fund

SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2005 is available on or through the SEC's website at www.sec.gov.

Quarterly Portfolio Holdings
     The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov.

Eastern European Equity Fund

Investment Adviser:

   Commonwealth Capital Management, LLC
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Auditors:

   Tait, Weller and Baker
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Eastern European Equity Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholders Services at (800) 527-9525 Toll Free or locate us on the web at worldfundsonline.com.

                              Semi-Annual Report
                                to Shareholders

                               EASTERN EUROPEAN
                                  EQUITY FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                           For the Six Months Ended
                                 June 30, 2005

EPOCH INTERNATIONAL SMALL CAP FUND

Fund Expenses Example (unaudited)

      As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 25, 2005 (the Fund's inception date) and held for the period ended June 30, 2005.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                             Expenses Paid During
                               Beginning        Ending             Period*
                             Account Value   Account Value January 25, 2005 through
                            January 25, 2005 June 30, 2005      June 30, 2005
-----------------------------------------------------------------------------------
Actual                           $1,000        $1,035.33            $7.44
-----------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000        $1,016.45            $7.37

* Expenses are equal to the Fund's annualized expense ratio of 1.71%, multiplied by the average account value for the period, multiplied by 156 days in the most recent fiscal half year divided by 365 days in the current year.

B. Portfolio Holdings, by Sector, as Percentage of Net Assets (unaudited)

                                    [CHART]

                          Epoch International Small Cap Fund
             Portfolio Holdings, by Sector, as Percentage of Net Assets
                             As of June 30, 2005 (unaudited)


                                Percentage of
  Industry Classification        Net Assets

  Aerospace                          0.42%
  Banking & Finance                  6.66%
  Buildng & Construction             7.65%
  Business Services                  6.72%
  Coal                               0.49%
  Commercial Services                2.14%
  Communications                     9.32%
  Computer                           2.18%
  Consumer Products                  0.39%
  Diversified                        0.95%
  Electronics                        1.63%
  Engineering                        2.09%
  Entertainment                      2.15%
  Food & Beverage                    2.46%
  Freight                            0.99%
  Healthcare                         5.67%
  Healthcare - products              7.47%
  Industrial                         6.09%
  Information                        1.90%
  Insurance                          3.38%
  Manufacturing                      6.13%
  Metals                             2.28%
  Miscellaneous                      0.46%
  Oil & Gas                          7.27%
  Other assets, net                  1.66%
  Real Estate                        4.51%
  Retail                             2.85%
  Transportation                     2.69%
  Utilities                          1.40%

EPOCH INTERNATIONAL SMALL CAP FUND
INDUSTRY PERCENTAGE BASED ON NET ASSETS

June 30, 2005 (unaudited)
-----------------------------------------------------

                          Manufacturing         6.13%
                          Oil & Gas             5.22%
                          Real Estate           4.45%
                          Telecommunications    3.98%
                          Medical Products      3.31%
                          Banking               3.00%
                          Construction          2.71%
                          Building              2.44%
                          Industrial Products   2.40%
                          Pharmaceuticals       2.40%
                          Entertainment         2.15%
                          Commercial Services.  2.14%
                          Engineering           2.09%
                          Building Materials    1.89%
                          Retail                1.69%
                          Medical--Hospitals    1.68%
                          Holding Companies     1.57%
                          Machinery             1.52%
                          Metal Products        1.48%
                          Oil--Integrated       1.46%
                          Transportation        1.41%
                          Medical--Drugs        1.39%
                          Healthcare Products   1.32%
                          Finance--Investment   1.31%
                          Publishing            1.29%
                          Financial Services    1.27%
                          Television            1.18%
                          Human Resources       1.15%
                          Office Supplies       1.14%
                          Food                  1.11%
                          Computer Data         1.10%
                          Credit and Finance    1.08%
                          Consulting            1.07%
                          Freight               0.99%
                          Diversified           0.95%
                          Electrical Equipment  0.94%
                          Insurance--Property   0.93%
                          Medical--Dental       0.92%
                          Software & Services   0.90%
                          Transport--Services   0.89%
                          Printing & Publishing 0.83%

EPOCH INTERNATIONAL SMALL CAP FUND
INDUSTRY PERCENTAGE BASED ON NET ASSETS

June 30, 2005 (unaudited)
-----------------------------------------------------

                    Water                              0.83%
                    Business Services                  0.81%
                    Healthcare                         0.81%
                    Machinery--Industrial              0.77%
                    Retail--Pubs                       0.74%
                    Computer--Integrated               0.73%
                    Electric Utilities                 0.70%
                    Insurance                          0.70%
                    Utilities                          0.70%
                    Electronic                         0.69%
                    Healthcare Services                0.68%
                    Insurance--Brokers                 0.65%
                    Telecom--Equipment                 0.64%
                    Healthcare Equipment               0.63%
                    Metal Products                     0.63%
                    Home Builders                      0.61%
                    Investment Companies               0.60%
                    Natural Gas                        0.59%
                    Insurance--Multi-Line              0.58%
                    Internet--Content                  0.58%
                    Broadcast, Radio, TV               0.57%
                    Warehouse                          0.57%
                    Food--Catering                     0.56%
                    Insurance--Financial               0.52%
                    Media                              0.50%
                    Coal                               0.49%
                    Miscellaneous                      0.46%
                    Beverages                          0.44%
                    Aerospace                          0.42%
                    Information Services               0.42%
                    Retail/Wholesale                   0.42%
                    Airlines                           0.39%
                    Consumer Products                  0.38%
                    Marketing                          0.38%
                    Brewery                            0.35%
                    Hardware                           0.35%
                    Telecom--Cellular                  0.33%
                    Mining                             0.17%
                    Real Estate Operations             0.06%
                    Apparel                            0.01%
                                                     ------
                                                      98.34%
                    Other assets, net of liabilities   1.66%
                                                     ------
                    Net Assets                       100.00%
                                                     ======

                      EPOCH INTERNATIONAL SMALL CAP FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 June 30, 2005
                                  (unaudited)

           Number                                            Market
           of Shares Security Description                    Value
           --------- --------------------                  ----------

                     COMMON STOCKS:                 98.34%

                     AUSTRIA:                        2.62%
              5,400  Andritz AG                            $  515,484
              1,080  OMV AG                                   470,689
             15,600  Telekom Austria AG                       303,501
             17,603  Wienerberger AG                          817,709
                                                           ----------
                                                            2,107,383
                                                           ----------

                     AUSTRALIA:                      3.59%
             52,100  Australian Gas Light Company             565,122
             34,400  Bank of Queensland Limited               313,872
            120,700  Baycorp Advantage Limited                278,772
            105,730  Centennial Coal Company                  391,682
             85,400  Coates Hire Limited                      311,161
            188,200  DCA Group Limited                        543,698
            152,500  Macquarie Infrastructure Group           483,573
                                                           ----------
                                                            2,887,880
                                                           ----------

                     BELGIUM:                        4.53%
             21,800  Ackermans & Van HAAREN nv                916,867
              7,900  Almancora Comm. Va.*                     722,573
              6,300  Bekaert NV                               473,644
             44,250  Cumerio NPV                              760,714
              3,200  Mobistar SA                              267,700
              6,250  Umicore                                  502,043
                                                           ----------
                                                            3,643,541
                                                           ----------

                     CANADA:                         0.88%
             30,000  Penn West Energy Trust                   709,830
                                                           ----------

                     DENMARK:                        1.01%
              1,400  Kobenhavns Lufthavne A/S                 332,981
             11,200  TDC A/S                                  480,367
                                                           ----------
                                                              813,348
                                                           ----------

           Number                                            Market
           of Shares Security Description                    Value
           --------- --------------------                  ----------

                     FINLAND:                        2.48%
              9,500  KCI Konecranes Oyj                    $  405,418
             29,000  Wartsila OYJ B Shares                    837,700
             22,600  YIT - Yhtyma Oyj                         755,157
                                                           ----------
                                                            1,998,275
                                                           ----------

                     FRANCE:                         9.26%
             11,800  Alten*                                   299,714
             16,700  April Group                              520,409
             14,600  Autoroutes du Sud de la France           836,053
             12,900  CBo Territoria*                           47,321
              6,450  Eiffage SA                               562,618
             37,600  Elior                                    449,288
            179,050  Gameloft.com*                            973,286
             26,700  Generale de Sante                        652,954
             12,900  Groupe Bourbon SA                        865,987
             10,350  Neopost SA*                              911,577
             15,100  Orpea*                                   669,994
             28,480  PagesJuanes SA                           665,798
                                                           ----------
                                                            7,454,999
                                                           ----------

                     GERMANY:                        8.73%
              5,300  AMB Generali Holding AG                  418,033
             11,500  Bilfinger Berger AG                      536,435
              6,900  Fresenius AG Preferred                   791,495
             14,900  Hanover Rueckversicherung AG             563,711
              5,100  Krones AG                                617,433
             14,017  Merck KGaA                             1,117,796
             27,400  Mobilcom AG                              595,436
             10,000  Rhoen-Klinikum AG*                       693,705
             31,500  Stada Arzneimittel AG                  1,145,975
             13,000  Techem AG*                               550,847
                                                           ----------
                                                            7,030,866
                                                           ----------

                     GREAT BRITAIN:                 17.15%
            136,937  Bodycote Intl Plc                        421,562
             78,868  BPB plc*                                 747,825
             82,100  Burren Energy plc                        984,494
             53,254  Cattles plc                              293,999
             22,418  Cobham plc                               568,587
             42,043  Homeserve Plc                            749,826

          Number                                             Market
          of Shares Security Description                     Value
          --------- --------------------                   -----------

                    GREAT BRITAIN (continued):
            49,107  McCarthy & Stone plc                   $   488,517
            21,600  NDS Group plc*                             719,712
            17,473  Northgate Plc                              284,379
           165,068  Northumbrian Water Group Plc*              664,976
           409,406  PHS Group Plc*                             763,187
           149,141  Premier Foods plc                          890,863
            45,427  Punch Taverns Plc                          596,845
            39,994  Quintain Estates Development Plc           377,789
           122,480  Serco Group PLC                            559,821
            48,541  Smith & Nephew plc                         479,407
            84,500  Stolt Offshore SA*                         766,415
            98,085  The Davis Service Group plc                797,303
            12,277  Travis Perkins                             382,460
           184,530  Tullow Oil plc                             616,864
            52,440  Ultra Electronics Holding Plc              756,663
           125,933  Whatman plc                                606,641
            13,729  Wolverhampton & Dudl Breweries             283,980
                                                           -----------
                                                            13,802,115
                                                           -----------

                    GREECE:                          2.19%
            21,300  Germanos SA                                713,782
            50,200  Intralot SA Integrated Lottery             770,625
            11,200  Public Power Corporation                   279,864
                                                           -----------
                                                             1,764,271
                                                           -----------

                    HONG KONG:                       0.65%
           688,000  Foxconn International Holdings*            513,347
            40,000  I.T Ltd.*                                   10,189
                                                           -----------
                                                               523,536
                                                           -----------

                    IRELAND:                         2.64%
            57,918  Anglo Irish Bank Corp.                     718,716
            78,634  C&C Group plc                              356,043
            25,100  Depfa Bank plc                             402,329
           291,528  Eircom Group PLC*                          650,291
                                                           -----------
                                                             2,127,379
                                                           -----------

                    ITALY:                           3.66%
            12,000  Amplifon SpA                               762,276
            24,000  Autostrada TorinaMilano S.p.A.             525,908

         Number                                              Market
         of Shares Security Description                      Value
         --------- --------------------                    -----------

                   ITALY (continued):
           53,100  Banca Fideuram SpA                      $   252,321
           27,400  Buzzi Unicem SpA                            398,395
           17,200  Fondiaria - Sai S.p. A.                     466,441
            9,000  Pirelli & C. Real Estate S.p.A.             539,455
                                                           -----------
                                                             2,944,796
                                                           -----------

                   JAPAN:                           16.69%
            9,400  Aeon Credit Service Company                 588,719
           40,000  Air Water Inc.                              295,641
           37,600  AOC Holdings, Inc.                          548,680
           11,600  Benesse Corporation                         372,674
           13,700  Bookoff Corporation                         337,524
           48,000  Chugoku Marine Paints, Ltd.                 279,830
           64,000  Dowa Mining Co.                             427,398
            9,700  Electric Power Development Co.              280,995
          109,000  Hokuhoku Financial Group, Inc.              334,446
              152  Index Corporation                           462,269
               43  Japan Real Estate Investment Cor            365,545
          112,000  Kubota Corporation                          614,529
           26,600  Mori Seiki Co., Ltd.                        283,020
            3,150  Moshi Moshi Hotline, Inc.                   301,611
            7,300  Nakanishi Inc.                              735,204
           38,000  Neomax Co.                                  841,892
              446  NIWS Co., Ltd.                              587,636
          140,000  Shimzu Corporation                          653,190
           42,000  Sumitomo Realty & Development Co            471,510
           11,000  Sysmex Corporation                          716,722
          100,000  Teikoku Oil Co., LTD                        745,421
           32,200  Terumo Corp.                                929,880
              217  The Goodwill Group, Inc.                    397,536
           85,000  The Sumitomo Warehouse Co., Ltd.            461,014
           17,230  usen Corp.                                  455,590
           59,000  Yoshimoto Kogyo Co., Ltd.                   947,216
                                                           -----------
                                                            13,435,692
                                                           -----------

                   NETHERLANDS:                      3.37%
           11,098  Aalberts Industries N.V.                    509,218
           29,200  Axalto Holding N.V.                         881,656
           11,700  Koninklijke Royal P & O Nedlloyd            795,345
           37,300  Vedior NV CVA                               526,535
                                                           -----------
                                                             2,712,754
                                                           -----------

          Number                                              Market
          of Shares Security Description                      Value
          --------- --------------------                    ----------

                    NORWAY:                           1.97%
            14,500  Schibsted ASA*                          $  399,217
            42,800  Tandberg ASA                               458,258
            45,700  Yara International ASA                     726,972
                                                            ----------
                                                             1,584,447
                                                            ----------

                    NEW ZEALAND:                      0.39%
           190,200  Auckland International                     316,294
                                                            ----------

                    PORTUGAL:                         1.05%
            21,300  Jeronimo Martins, SGPS, S.A.               305,575
           388,700  Sonae SGPS SA                              536,462
                                                            ----------
                                                               842,037
                                                            ----------

                    SPAIN:                            5.53%
            45,000  Abengoa SA*                                523,002
            26,800  ACS, Actividades de Construccion*          750,789
            26,600  Enagas*                                    471,780
            45,200  Fadesa Inmobiliaria SA                   1,294,165
             7,300  Grupo Ferrovial,S.A.                       471,053
            17,000  Indra Sistemas SA                          336,913
            28,500  Prosegur, Compania de Seguridad            602,433
                                                            ----------
                                                             4,450,135
                                                            ----------

                    SWEDEN:                           2.16%
            90,900  Eniro AB                                 1,035,997
            51,400  Getinge AB                                 700,999
                                                            ----------
                                                             1,736,996
                                                            ----------

                    SWITZERLAND:                      6.41%
             3,600  Galencia Holding AG*                       611,194
               360  Jelmoli Holding AG                         497,385
             3,344  Kuehne & Nagel International AG            709,990
             3,200  Nobel Biocare Holding AG                   649,442
               178  Pargesa Holding AG                         651,782
            13,436  Phonak Holding AG*                         504,466
               903  Schindler Holding AG                       326,352
               914  SGS SA                                     628,192
             1,153  St. Galler Kantonalbank                    289,803
             1,404  Straumann AD                               292,614
                                                            ----------
                                                             5,161,220
                                                            ----------

         Number                                               Market
         of Shares Security Description                       Value
         --------- --------------------                     -----------

                   THAILAND:                          1.38%
           38,300  Banpu Public Company Limited             $   138,110
          271,900  Kasikornbank Public Company Limi             361,919
          218,500  Siam City Bank Public Company                138,810
           17,600  Siam City Bank Public Company Li              10,606
          300,900  Thai Oil Public Company Limited              462,419
                                                            -----------
                                                              1,111,864
                                                            -----------

                   TOTAL INVESTMENTS
                   (Cost: $74,551,443) **            98.34% $79,159,658
                   Other assets, net of liabilities   1.66%   1,336,932
                                                    ------  -----------
                   NET ASSETS                       100.00% $80,496,590
                                                    ======  ===========

*  Non-income producing
** Cost for Federal income tax purposes is $74,551,443 and net unrealized appreciation consists of:

                   Gross unrealized appreciation $ 6,631,678
                   Gross unrealized depreciation  (2,023,463)
                                                 -----------
                   Net unrealized appreciation   $ 4,608,215
                                                 ===========

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $74,551,443) (Notes 1 & 3)                     $79,159,658
 Cash & cash equivalents                                                                     577,177
 Foreign currency (cost of $723,205)                                                         719,901

 Receivables:
   Capital stock sold                                                           $402,449
   Dividends                                                                     138,830
   Tax reclaim                                                                    54,061
   Interest                                                                        1,634
                                                                                --------
                                                                                             596,974
 Prepaid expenses                                                                             55,716
                                                                                         -----------
     TOTAL ASSETS                                                                         81,109,426
                                                                                         -----------

LIABILITIES
 Securities purchased                                                                        533,474
 Accrued expenses:
   Investment management fees                                                     70,880
   Other liabilities                                                               8,482
                                                                                --------
                                                                                              79,362
                                                                                         -----------
     TOTAL LIABILITIES                                                                       612,836
                                                                                         -----------

NET ASSETS                                                                               $80,496,590
                                                                                         ===========
 NET ASSET VALUE, REDEMPTION AND OFFER PRICE PER SHARE
   ($80,496,590 / 5,182,534 shares outstanding)                                          $     15.53
                                                                                         ===========
 At June 30, 2005 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:
 Paid in capital                                                                         $78,184,377
 Undistributed net investment income                                                         370,571
 Accumulated net realized loss on investments and foreign currency transactions           (2,657,589)
 Net unrealized appreciation of investments and foreign currency transactions              4,599,231
                                                                                         -----------
 Net Assets                                                                              $80,496,590
                                                                                         ===========

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF OPERATIONS

Period ended June 30, 2005* (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividend (net of foreign tax withheld of $115,884 )                         $843,411
 Interest income                                                               14,588
                                                                             --------
   Total investment income                                                            $   857,999
                                                                                      -----------

EXPENSES:
 Investment management fees (Note 2)                                          315,081
 Recordkeeping and administrative services (Note 2)                            42,797
 Custodian fees                                                                22,075
 Accounting fees                                                               28,763
 Transfer agent fees (Note 2)                                                  14,265
 Shareholder servicing and reports                                              5,026
 Professional fees                                                             23,512
 Filing and registration fees                                                  17,131
 Other                                                                         18,778
                                                                             --------
   Total expenses                                                                         487,428
                                                                                      -----------
 Net investment income                                                                    370,571
                                                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES
 Net realized loss on investments                                                        (810,369)
 Net realized loss on foreign currency conversions                                     (1,847,220)
 Net change in unrealized appreciation of investments and foreign currencies            4,599,231
                                                                                      -----------
 Net gain on investments                                                                1,941,642
                                                                                      -----------
 Net increase in net assets resulting from operations                                 $ 2,312,213
                                                                                      ===========

See Notes to Financial Statements

* Commencement of operations was January 25, 2005.

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            Period ended
                                                                           June 30, 2005*
                                                                            (unaudited)
                                                                           --------------
Increase in net assets from:
OPERATIONS
 Net investment income                                                      $   370,571
 Net realized loss on investments and foreign currency transactions          (2,657,589)
 Net change in unrealized gain on investments and foreign currencies          4,599,231
                                                                            -----------
 Net increase in net assets resulting from operations                         2,312,213

CAPITAL SHARE TRANSACTIONS**
 Net increase in net assets resulting from capital share transactions        78,184,377
                                                                            -----------
 Net increase in net assets                                                  80,496,590
 Net assets at beginning of period                                                   --
                                                                            -----------

NET ASSETS at end of period (including undistributed net investment income
  of $370,571)                                                              $80,496,590
                                                                            ===========

*  Commencement of operations was January 25, 2005.
** A summary of capital share transactions follows:

                                         Period ended
                                        June 30, 2005*
                                          (unaudited)
                                    ----------------------
                                      Shares      Value
                    Class A shares  ---------  -----------
                    Shares sold     5,371,098  $81,079,487
                    Shares redeemed  (188,564)  (2,895,110)
                                    ---------  -----------
                    Net increase    5,182,534  $78,184,377
                                    =========  ===========

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                          Period ended
                                                         June 30, 2005*
                                                          (unaudited)
                                                         --------------
        Per Share Operating Performance
        Net asset value, beginning of period                $ 15.00
                                                            -------
        Income from investment operations-
         Net investment income                                 0.07
         Net realized and unrealized gain on investments       0.46
                                                            -------
        Total from investment operations                       0.53
                                                            -------
        Net asset value, end of period                      $ 15.53
                                                            =======
        Total Return                                           3.53%

        Ratios/Supplemental Data
         Net assets, end of period (000's)                  $80,497
        Ratio to average net assets-
         Expenses                                              1.71%**
         Net investment income                                 1.30%**
        Portfolio turnover rate                               19.66%

*  Commencement of operations was January 25, 2005.
** Annualized

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Epoch International Small Cap Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on January 25, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 of its 850,000,000 shares of $.01 par value common stock.

      The objective of the Fund is to achieve long-term capital appreciation by investing in a diversified portfolio consisting primarily of equity securities. Equity securities consist of common stock, depository receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. Normally, the Fund will invest at least 80% of its assets in the equity securities of "small capitalization" companies located outside of the United States. Typically, a company is considered to be a "small capitalization" company if it has, at the time of purchase by the Fund, a market capitalization that is in the bottom 25% of publicly traded companies in each country where the Fund invests.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation

      Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Security Transactions and Dividends

      Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Currency Translation

      The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Cash and Cash Equivalents

      Cash and cash equivalents consist of overnight deposits with custodian bank which earn interest at the current market rate.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

Accounting Estimates

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified for financial versus tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.10% on the average daily net assets of the Fund. For the period ended June 30, 2005, EIP earned and received $315,081 in advisory fees.

      In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until January 14, 2008 so that the ratio of total annual operating expenses is limited to 1.75% of average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the period ended June 30, 2005, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the period ended June 30, 2005 there were no redemption fees received by the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. Of the $17,131 of filing and registration fees expense incurred and the $5,026 of shareholder servicing and reports expense incurred, CSS received $1,545 and $682, respectively, for these services. For other administrative services, CSS receives 0.15% of average daily net assets. CSS received $42,797 for its services for the period ended June 30, 2005.

      Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI received $14,265 for its services for the period ended June 30, 2005.

      Certain officers and/or directors of the Fund are also officers and/or interested directors of FDCC, CSS, and FSI.

3. INVESTMENTS

      Purchases and sales of securities other than short-term notes aggregated $87,777,010 and $12,458,940, respectively, for the period ended June 30, 2005.

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses. There were no distributions to shareholders for the period ended June 30, 2005.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2005 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov.

Investment Adviser:

   Epoch Investment Partners, Inc.
     640 Fifth Avenue, 18th Floor
     New York, NY 10019

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Auditors:

   Tait, Weller and Baker
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Epoch International's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free.

                      Semi-Annual Report to Shareholders

                              EPOCH INTERNATIONAL
                                SMALL CAP FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                             For the Period Ended
                                 June 30, 2005

ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics. Not applicable when filing a semi-annual report to shareholders.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The World Funds Inc.

By:   /s/ John Pasco, III
      ---------------------
      John Pasco, III
      Principal Executive Officer

Date: September 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John Pasco, III
      ---------------------
      John Pasco, III
      Principal Financial Officer

Date: September 8, 2005